UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 3, 2016

Weyland Tech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

138 Queens Road Central
V. Heun Building, 11/F, Central
Hong Kong HKSAR
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	+852 9316 6780

              N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Company's Certifying Accountant.

(a)

Previous Independent Registered Public Accounting Firm

On March 3, 2015 Weyland Tech, Inc. (“Weyland”) dismissed its independent registered public accounting firm, GBH CPA's PC (“GBH”).  GBH was engaged on February 26, 2015, but did not audit the consolidated financial statements of the Company as of December 31, 2014 and 2013, and therefore no adverse opinion or disclaimer of opinion exists, and no reports were qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014 and 2013, and in the subsequent interim period through March 3, 2015, the date of dismissal of GBH, (a) there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the above disclosures to GBH and requested GBH to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not GBH agrees with the above disclosures. A copy of GBH’s response letter is attached hereto as Exhibit 16.1.

(b)

New Independent Registered Public Accounting Firm

On June 15, 2015, our board of directors approved the engagement of Dominic K.F. Chan & Co., as the Company’s new independent registered public accounting firm.  During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim period prior to the engagement of Dominic K.F. Chan & Co., the Company has not consulted Dominic K.F. Chan & Co. regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of GBH CPA’S, dated March 3, 2016, to the United States Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYLAND TECH INC.

Dated: March 4, 2016	By: /s/ Brent Y. Suen
Name: Brent Y. Suen
Title: President & CEO